UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 17, 2012 (August 16, 2012)

PVR Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16735	23-3087517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Radnor Corporate Center, Suite 500 100 Matsonford Road, Radnor, Pennsylvania		19087
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:

(610) 975-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective August 16, 2012, Penn Virginia Resource Partners, L.P. (the “Partnership”) changed its name from Penn Virginia Resource Partners, L.P. to PVR Partners, L.P. The Partnership filed with the Delaware Secretary of State a Certificate of Amendment to its Certificate of Limited Partnership (the “LP Certificate of Amendment”) and the Partnership’s general partner executed an Amendment (the “LP Amendment”) to the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership to effectuate the name change. The LP Certificate of Amendment and the LP Amendment are attached hereto as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

Additionally, effective August 16, 2012, the Partnership’s general partner changed its name from Penn Virginia Resource GP, LLC to PVR GP, LLC. The general partner filed with the Delaware Secretary of State a Certificate of Amendment to its Certificate of Formation (the “GP Certificate of Amendment”) and executed an Amendment (the “GP Amendment”) to the Limited Liability Company Agreement of the general partner to effectuate the name change. The GP Certificate of Amendment and the GP Amendment are attached hereto as Exhibits 3.3 and 3.4, respectively, to this Current Report on Form 8-K.

The Partnership’s trading symbol for its common units, which are currently listed on the New York Stock Exchange as “PVR” will remain the same. The new CUSIP number for the Partnership’s common units is 693665 01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment to Certificate of Limited Partnership of Penn Virginia Resource Partners, L.P.

3.2	Amendment No. 1 to the Fifth Amended and Restated Agreement of Limited Partnership of Penn Virginia Resource Partners, L.P.

3.3	Certificate of Amendment to Certificate of Formation of Penn Virginia Resource GP, LLC

3.4	Amendment No. 1 to the Sixth Amended and Restated Limited Liability Company Agreement of Penn Virginia Resource GP, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PVR PARTNERS, L.P.

By:	PVR GP, LLC,
its General Partner

	By:	/s/ Bruce D. Davis, Jr.
BRUCE D. DAVIS, JR.
Executive Vice President and General Counsel

Dated: August 17, 2012

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Limited Partnership of Penn Virginia Resource Partners, L.P.

3.2	Amendment No. 1 to the Fifth Amended and Restated Agreement of Limited Partnership of Penn Virginia Resource Partners, L.P.

3.3	Certificate of Amendment to Certificate of Formation of Penn Virginia Resource GP, LLC

3.4	Amendment No. 1 to the Sixth Amended and Restated Limited Liability Company Agreement of Penn Virginia Resource GP, LLC